Exhibit 10.2
EXECUTION VERSION
WHEELER REAL ESTATE INVESTMENT TRUST, INC.
AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of February 19, 2026, by and among Wheeler Real Estate Investment Trust, Inc., a Maryland corporation (the “Company”), and the Persons identified on Schedule A hereto (each, an “Investor,” and collectively, the “Investors”).
WHEREAS, the Company and the Investors previously entered into a registration rights agreement dated March 12, 2021 (the “Prior Agreement”), with respect to the registration of the shares of Common Stock (as defined below) underlying warrants (each, a “Warrant,” and collectively, the “Warrants”) issued on that same date to the Investors; and
WHEREAS, the Warrants are now being amended and restated on an even date herewith, and in connection with that amendment and restatement, the Company and the Investors desire to amend and restate the Prior Agreement in its entirety and to accept the rights and obligations created pursuant to this Agreement in lieu of the rights and obligations created under the Prior Agreement.
NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
1.DEFINITIONS.
1.1As used in this Agreement, the following terms shall have the meanings set forth below:
(a)“Additional Shares” means any shares of Common Stock issued to the Investors (whether pursuant to a stock split, stock dividend, or other distribution with respect to, or in exchange for, or in replacement of, the Underlying Shares, or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other reorganization, or other similar event).
(b)“Board” means the board of directors of the Company.
(c)“Common Stock” means shares of the common stock of the Company, $0.01 par value per share.
(d)“Controlling Person” has the meaning ascribed to such term in Section 15 of the Securities Act or Section 20 of the Exchange Act.
(e)“Holder” means any Investor to the extent holding or beneficially owning Registrable Securities.
(f)“Majority Holders” means the Holders of a majority of the Registrable Securities. For purposes of determining what constitutes Holders of a majority of Registrable Securities, each Holder of Warrants will be treated as the Holder of the Underlying Shares issuable upon exercise of such Warrants.
(g)“Prospectus” means the prospectus or prospectuses (whether preliminary or final) included in any Registration Statement and relating to Registrable Securities, as amended or supplemented and including all material incorporated by reference in such prospectus or prospectuses.
(h)“register,” “registered,” and “registration” refer to a registration effected by filing with the SEC a registration statement in compliance with the Securities Act, and the declaration or ordering by the SEC of the effectiveness of such registration statement.
(i)“Registrable Securities” means (i) the Underlying Shares and (ii) any Additional Shares; provided, however, that Underlying Shares or Additional Shares shall cease to be treated as Registrable Securities on the earliest to occur of (A) the date such security has been disposed of pursuant to an effective registration statement or otherwise transferred to a Person who is not entitled to the registration rights and other rights hereunder, (B) the date on which such security is sold or transferred pursuant to Rule 144, (C) the date on which the Holder thereof, together with its Affiliates, is able to dispose of such security in compliance with Rule 144 (or any successor rule), or (D) the date on which such security ceases to be outstanding (whether as a result of repurchase and cancellation, conversion or otherwise).
(j)“Registration Expenses” means any and all expenses incident to the Company’s performance of or compliance with this Agreement, including: (i) all SEC and other registration, filing, and listing fees (including all fees and expenses associated with (x) filings to be made with, or the listing of any Registrable Securities on, any securities exchange or over-the-counter trading market on which the Registrable Securities are to be listed or quoted and (y) filings to be made with FINRA or any other securities industry self-regulatory body), (ii) all fees and expenses of compliance with applicable international, federal, and state securities or “blue sky” laws, and real estate syndication laws (including fees and disbursements of the Company’s counsel in connection therewith), (iii) all transfer agent’s and registrar’s fees, (iv) all fees and disbursements of the Company’s counsel and all customary fees and expenses for independent certified public accountants retained by the Company, (v) printing, messenger, telephone, shipping, and delivery expenses, (vi) securities acts liability insurance, if the Company so desires, (vii) all internal expenses of the Company (including all salaries and expenses of its officers and employees performing legal or accounting duties), (viii) the expenses of any annual audit and any audits incident to or required by the registration of the Registrable Securities, and (ix) the fees and expenses of any other Person (including special experts) retained by the Company. For the avoidance of doubt, “Registration Expenses” shall not include underwriting discounts or commissions attributable to the sale of the Registrable Securities or (except as otherwise set forth in this Agreement) any legal fees and expenses of counsel to the Holders.
(k)“Registration Statement” means any registration statement of the Company under the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits, and all documents incorporated by reference in such Registration Statement.
(l)“Rule 144” means Rule 144 under the Securities Act.
(m)“SEC” means the United States Securities and Exchange Commission.
(n)“Trading Day” means a day on which the Common Stock is traded on a Trading Market or, if the Common Stock is not traded on a Trading Market, then on the principal securities exchange or securities market on which the Common Stock is then traded.
(o)“Trading Market” means the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, or the NYSE American (or any successors to any of the foregoing).
(p)“Underlying Shares” means any and all shares of Common Stock issued or issuable upon exercise of the Warrants.

1.2As used in this Agreement, the following terms shall have the meanings defined in the Section indicated:

Agreement	Preamble
Company	Preamble
Company Indemnified Parties	Section 2.4(b)
End of Suspension Notice	Section 2.2(c)
Holder Indemnified Parties	Section 2.4(a)
Indemnified Party	Section 2.4(c)
Investor(s)	Preamble
Losses	Section 2.4(a)
Securities Act	Section 3.1
Shelf Registration	Section 2.1(a)
Shelf Registration Statement	Section 2.1(a)
Subsequent Shelf Registration Statement	Section 2.1(b)
Suspension Event	Section 2.2(b)
Suspension Notice	Section 2.2(c)
Termination Date	Section 2.1(b)
Violations	Section 2.4(a)
Warrant(s)	Recitals

1.3Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine, and neuter forms. The words “include,” “includes,” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument, or other document herein shall be construed as referring to such agreement, instrument, or other document as from time to time amended, supplemented, or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof,” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, and (d) all references herein to Sections, Schedules, and Exhibits shall be construed to refer to Sections of, and Exhibits and Schedules to, this Agreement.
2.REGISTRATION RIGHTS.
2.1Shelf Registration.
(a)Filing. Within forty-five (45) days following the date hereof, the Company shall file with the SEC a Registration Statement on Form S-11 to register the resale of the Registrable Securities, for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Shelf Registration Statement”) pursuant to which all of the Registrable Securities shall be included (on the initial filing or by supplement or amendment thereto) to enable the public resale of the Registrable Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Shelf Registration”).
(b)Effectiveness. The Company shall use its commercially reasonable efforts to (i) cause the Shelf Registration Statement filed pursuant to Section 2.1(a) to be declared effective by the SEC as soon as reasonably practicable, and in any event by the date that is the earliest of (A) forty-five (45) days following the date of filing if the SEC informs the Company that it will review the Shelf Registration Statement, and (B) five (5) Trading Days after the date that the Company receives written notification from the SEC that the Shelf Registration Statement will not be reviewed or that all comments related to the Shelf Registration Statement have been cleared, and (ii) continuously maintain the effectiveness of such Shelf Registration Statement, including by filing any necessary post-effective amendments and Prospectus supplements and by filing one or more replacement or renewal Shelf Registration Statements (each, a “Subsequent Shelf Registration Statement”) upon the expiration of such Shelf Registration Statement, as required by Rule 415 under the Securities Act, until such time as there are no Registrable Securities remaining (the “Termination Date”). If a Subsequent Shelf Registration Statement is filed, the Company shall use its commercially reasonable efforts to (i) cause such Subsequent Shelf Registration Statement to be declared effective by the SEC as soon as reasonably practicable, and in any event by the date that is forty-five (45) days after such Subsequent Shelf Registration Statement is filed, and (ii) maintain the effectiveness of such Subsequent Shelf Registration Statement (or another Subsequent Shelf Registration Statement) continuously until the Termination Date. Any Subsequent Shelf Registration Statement shall be a Shelf Registration Statement.
(c)Additional Registrable Securities; Additional Selling Stockholders. At any time and from time to time that a Shelf Registration Statement is effective, if a Holder reasonably requests that such Holder be added as a selling stockholder in such Shelf Registration Statement, the Company shall as promptly as reasonably practicable amend or supplement the Shelf Registration Statement to cover such Holder; provided, however, that the Company shall not be required to amend or supplement the Shelf Registration Statement more than three (3) times pursuant to this Section 2.1(c).
2.2Provisions Relating to Registration.
(a)If and whenever the Company is required to effect the registration of any Registrable Securities pursuant to this Agreement, the Company shall use its commercially reasonable efforts to:
(i)at least ten (10) Business Days before filing a Registration Statement or any amendments or supplements thereto, furnish to counsel to the Holders participating in such registration copies of all documents proposed to be filed, which documents shall be subject to review by counsel to the Holders at the Holder’s expense (except as otherwise provided in this Agreement), and give the Holders participating in such registration an opportunity to comment on such documents;
(ii)furnish without charge to each Holder participating in the registration such number of copies of the Prospectus included in such Registration Statement (including each preliminary Prospectus) and any supplement thereto (in each case including all exhibits thereto and all documents incorporated by reference therein) and such other documents as such Holder may request, including in order to facilitate the disposition of the Registrable Securities owned by such Holder;
(iii)register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdiction(s) or such self-regulatory bodies as may be necessary or advisable or as any Holder participating in the registration may reasonably request, and do any and all other acts and things that may be necessary or advisable to enable such Holder to consummate the disposition of such Holder’s Registrable Securities in such jurisdiction(s); provided that the Company shall not be required to qualify generally to do business, subject itself to taxation, or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for its obligations pursuant to this Section 2.2(a)(iii);
(iv)notwithstanding any other provision herein to the contrary, cause (A) any Registration Statement (as of the effective date of the Registration Statement), any amendment thereto (as of the effective date thereof) or supplement thereto (as of its date), (1) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the SEC and (2) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (B) any related Prospectus, preliminary Prospectus, and any amendment or supplement thereto (in each case of the foregoing as of its date), (1) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the SEC and (2) not to contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company shall have no obligations or liabilities in connection with the foregoing with respect to any written information pertaining to a Holder and furnished to the Company by or on behalf of such Holder expressly for use in connection with such Registration Statement; provided further that each Holder, upon receipt of any notice from the Company of any event of the kind described in this Section 2.2(a)(iv), shall discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed and is furnished with a supplemented or amended Prospectus as contemplated by this Section 2.2(a)(iv);
(v)keep each Holder reasonably informed as to the registration process, and without limiting the generality of the foregoing, as promptly as practicable (and in any event within twenty-four (24) hours) notify the Holders: (A) when the Registration Statement, any pre-effective amendment thereto, the Prospectus, any Prospectus supplement, or any post-effective amendment thereto has been filed with the SEC and when the Registration Statement or any post-effective amendment thereto has become effective, (B) of any oral or written comments by the SEC or of any request by the SEC for amendments or supplements to such Registration Statement or Prospectus or for any additional information regarding such Holder, (C) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement, the initiation or threatening of any proceeding for that purpose, or any other action, event, or failure to act that would cause the Registration Statement not to remain effective, and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose;
(vi)in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, any order suspending or preventing the use of any related Prospectus or any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, use its commercially reasonable efforts to promptly obtain the withdrawal or lifting of any such order or suspension, and each Holder, upon receipt of any notice from the Company of any event of the kind described in this Section 2.2(a)(vi), shall discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed and, if applicable, is furnished with a supplemented or amended Prospectus;
(vii)not file or make any amendment to any Registration Statement with respect to any Registrable Securities, or any amendment or supplement to the Prospectus used in connection therewith, that refers to any Holder covered thereby by name or otherwise identifies such Holder as the holder of any securities of the Company without the prior written consent of such Holder, unless and to the extent such disclosure is required by law; provided that (A) each Holder shall furnish to the Company in writing such information regarding itself and the distribution proposed by it as the Company may reasonably request for use in connection with a Registration Statement or Prospectus, and (B) each Holder shall notify the Company as promptly as reasonably practicable of any inaccuracy or change in information previously furnished to the Company by such Holder or of the occurrence of any event that would cause the Prospectus included in such Registration Statement to contain any untrue statement of a material fact regarding such Holder or the distribution of such Registrable Securities or to omit to state any material fact regarding such Holder or the distribution of such Registrable Securities necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, and to furnish to the Company, as promptly as reasonably practicable, any additional information required to correct and update the information previously furnished by such Holder such that such Prospectus shall not contain any untrue statement of a material fact regarding such Holder or the distribution of such Registrable Securities or omit to state a material fact regarding such Holder or the distribution of such Registrable Securities necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;
(viii)cause such Registrable Securities to be listed on each securities exchange on which the Common Stock is then listed;

(ix)provide a transfer agent and registrar (which may be the same Person) for all such Registrable Securities not later than the effective date of such Registration Statement and, within a reasonable time prior to any proposed sale of Registrable Shares pursuant to a Registration Statement, provide the transfer agent (if required or reasonably requested by the transfer agent) an opinion of counsel as to the effectiveness of the Registration Statement, together with any other authorizations, certificates, and directions required or reasonably requested by the transfer agent that authorize and direct the transfer agent to issue such Registrable Shares without legend upon sale by the Holder of such Registrable Shares under the Registration Statement, subject to the provisions of Section 3.1;
(x)comply with all applicable rules and regulations of the SEC, and make available to its stockholders, as soon as reasonably practicable, an earnings statement (in a form that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act or any successor rule thereto) covering the period of at least 12 months beginning with the first day of the Company’s first full fiscal quarter after the effective date of the applicable Registration Statement, which requirement shall be deemed satisfied if the Company timely files complete and accurate information on Forms 10-K, 10-Q and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act or any successor rule thereto;
(xi)(A) furnish to each Holder all legal opinions of outside counsel to the Company required to be included in the Registration Statement (which provision shall be satisfied by filing with the SEC any such opinion as an exhibit to the Registration Statement), and (B) obtain all consents of independent public accountants required to be included in the Registration Statement;
(xii)cooperate with the Holders of the Registrable Securities to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold pursuant to such Registration Statement free of any restrictive legends and representing such number of shares of Common Stock and registered in such names as the Holders of the Registrable Securities may reasonably request a reasonable period of time prior to sales of Registrable Securities pursuant to such Registration Statement; provided that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System; and
(xiii)take or cause to be taken all other actions necessary or reasonably advisable to effect the registration of such Registrable Securities contemplated by this Agreement.
(b)As promptly as practicable after becoming aware of the happening of any event as a result of which the Prospectus included in a Registration Statement as then in effect includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (any such event, a “Suspension Event”), the Company shall (x) notify the Holders thereof and (y) prepare and file with the SEC a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to the Holders as the Holders may reasonably request so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that for not more than 45 consecutive days and not more than three (3) times in any 12-month period, the Company may delay or suspend the filing, effectiveness, or use of a Registration Statement or Prospectus, to the extent permitted by and in a manner not in violation of applicable securities laws, if the Board determines in good faith, based on the advice of counsel, that (i) proceeding with the filing, effectiveness, or use of such Registration Statement or Prospectus would reasonably be expected to require the Company to disclose any information the disclosure of which would have a material adverse effect on the Company and that the Company would not otherwise be required to disclose at such time or (ii) the registration or offering proposed to be delayed or suspended would reasonably be expected to, if not delayed or suspended, have a material adverse effect on any pending negotiations or plan of the Company to effect a merger, acquisition, disposition, financing, reorganization, recapitalization, or similar transaction, in each case that, if consummated, would be material to the Company.

(c)Upon a Suspension Event, the Company shall promptly give written notice (a “Suspension Notice”) to the Holders to suspend sales of the affected Registrable Securities, and such notice shall state that such suspension shall continue for only so long as the Suspension Event or its effect is continuing and that the Company is pursuing with reasonable diligence the completion of the matter giving rise to the Suspension Event or otherwise taking all reasonable steps to terminate such suspension. In no event shall the Company, without the prior written consent of the Holders, disclose to the Holders any of the facts or circumstances giving rise to the Suspension Event. The Holders shall not effect any sales of the Registrable Securities pursuant to the Registration Statement (or such filings) at any time after they have received a Suspension Notice and prior to receipt of an End of Suspension Notice (as defined below). The Holders may resume effecting sales of the Registrable Securities under the Registration Statement (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from the Company. An End of Suspension Notice shall be given by the Company to the Holders promptly following the conclusion of any Suspension Event and its effect. For the avoidance of doubt, a Suspension Notice shall not affect or otherwise limit sales of affected Registrable Securities under Rule 144 or otherwise outside of the Registration Statement.
(d)Notwithstanding any provision herein to the contrary, if the Company gives a Suspension Notice pursuant to Section 2.2(c) with respect to any Registration Statement, the Company shall extend the period during which the Registration Statement shall be maintained effective under this Agreement by the number of days during the period from the date of the giving of the Suspension Notice to and including the date when the Holders shall have received the End of Suspension Notice and copies of the supplemented or amended Prospectus necessary to resume sales.
(e)Notwithstanding any provision herein to the contrary, the Company shall not be required to include Registrable Securities in any Registration Statement unless the Holder owning the Registrable Securities to be registered on the Registration Statement, following reasonable advance written request by the Company, furnishes to the Company, at least ten (10) Trading Days prior to the scheduled filing date of the Registration Statement, an executed stockholder questionnaire in the form attached hereto as Exhibit A.
2.3Registration Expenses. The Company shall bear and pay all Registration Expenses, irrespective of whether a registration becomes effective or is withdrawn or suspended; provided that the Registration Expenses for any Registration Statement withdrawn solely at the request of one or more Holder(s) (unless withdrawn following commencement of a Suspension Event) shall be borne by such Holder(s).
2.4Indemnification.
(a)The Company shall, to the fullest extent permitted by law, indemnify and hold harmless each Holder, any Person who is or might be deemed to be a Controlling Person of such Holder, and such Holder’s or any such Person’s respective direct and indirect partners, advisory board members, directors, officers, trustees, managers, members, employees, agents, Affiliates, stockholders, and any other Person acting on behalf of or controlling such Holder or such Controlling Person (collectively, the “Holder Indemnified Parties”), from and against any losses, claims, damages, liabilities, or expenses (collectively, “Losses”), joint or several, or any actions in respect thereof, to which each Holder Indemnified Party may become subject under the Securities Act, the Exchange Act, any state blue sky securities laws, any equivalent non-U.S. securities laws, or otherwise, insofar as such Losses or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact in any Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered, or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary Prospectus if used prior to the effective date of such Registration Statement, or contained in the final Prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC), or any omission or alleged omission to state any material fact necessary to make the statements therein, in the light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii), collectively, “Violations”); and the Company shall reimburse, as incurred, the Holder Indemnified Parties for any documented legal or other expenses reasonably incurred by them in connection with investigating, defending, or settling any such loss, claim, damage, liability, expense, or action in respect thereof; provided, however, that the Company shall not be liable in any such case to the extent that such Loss or action arises out of or is based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information pertaining to a Holder that was furnished to the Company by or on behalf of such Holder expressly for use in connection with such Registration Statement. The indemnity in this Section 2.4(a) shall be in addition to any liability that the Company may otherwise have.
(b)In connection with any registration in which a Holder is participating, each such Holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and shall, severally and not jointly, to the fullest extent permitted by law, indemnify and hold harmless the Company, its directors, officers who sign such Registration Statement, and any Person who is or might be deemed to be a Controlling Person of the Company (collectively, the “Company Indemnified Parties”), from and against any Losses or any actions in respect thereof, to which a Company Indemnified Party may become subject under the Securities Act, the Exchange Act, any state blue sky securities laws, any equivalent non-U.S. securities laws or otherwise, insofar as such Losses or actions arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information pertaining to such Holder that was furnished to the Company by or on behalf of such Holder expressly for use in connection with such Registration Statement; and subject to such limitation, such Holder shall reimburse, as incurred, the Company Indemnified Parties for any documented legal or other expenses reasonably incurred by them in connection with investigating, defending, or settling any such Loss or action in respect thereof; provided, however, that the indemnity obligation shall be several (not joint and several) for each Holder, and that the indemnity amount contained in this Section 2.4(b) shall in no event exceed an amount equal to the net proceeds actually received by such Holder in the sale of Registrable Securities to which such Registration Statement or Prospectus relates. The indemnity in this Section 2.4(b) shall be in addition to any liability that such Holder may otherwise have.
(c)Promptly after receipt by a Holder Indemnified Party or a Company Indemnified Party (each, an “Indemnified Party”) of notice of the commencement of any action or proceeding (including a governmental investigation), such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 2.4, notify the indemnifying party of the commencement thereof; provided that the failure to so notify the indemnifying party of such action or proceeding will not relieve the indemnifying party from liability under Section 2.4(a) or 2.4(b), unless and to the extent that the indemnifying party did not otherwise learn of such action or proceeding and the indemnifying party has been materially prejudiced by such failure to be notified thereof. In the event that any such action is brought against any Indemnified Party, and such Indemnified Party notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof jointly with any other indemnifying party similarly notified, at the indemnifying party’s or parties’ expense, with counsel reasonably satisfactory to such Indemnified Party (which counsel shall not, except with the prior written consent of the Indemnified Party, be counsel to the indemnifying party); provided that any Indemnified Party shall continue to be entitled to participate in the defense of such claim or action, with counsel of its own choice, but the indemnifying party shall not be obligated to reimburse such Indemnified Party for any fees, costs, and expenses subsequently incurred by the Indemnified Party in connection with such defense unless (i) the indemnifying party has agreed in writing to pay such fees, costs, and expenses, (ii) the indemnifying party has failed to assume the defense of such claim or action within a reasonable time after receipt of notice of such claim or action, (iii) having assumed the defense of such claim or action, the indemnifying party fails to employ counsel reasonably satisfactory to the Indemnified Party or to pursue the defense of such claim or action in a reasonably vigorous manner, (iv) the use of counsel chosen by the indemnifying party to represent the Indemnified Party would present such counsel with a conflict of interest, or (v) the Indemnified Party has reasonably concluded that there may be one or more legal or equitable defenses available to it or to other any other Indemnified Party that are different from or in addition to those available to the indemnifying party. In no event shall the indemnifying party be liable for the fees, costs, and expenses of more than one counsel (together with appropriate local counsel) at any time for any Indemnified Party in connection with any one action or separate but substantially similar or related actions arising in the same jurisdiction out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned, or delayed), effect any settlement of any pending or threatened action in respect of which any Indemnified

Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party unless such settlement (i) includes an unconditional release of such Indemnified Party from all liability in respect of any claims that are the subject matter of such action, in form and substance reasonably satisfactory to such Indemnified Party, and (ii) does not include a statement as to or an admission of fault, culpability, or a failure to act by or on behalf of any Indemnified Party.
(d)If the indemnification provided for in this Section 2.4 is unavailable or insufficient to hold harmless an Indemnified Party under Section 2.4(a) or 2.4(b), then each indemnifying party shall contribute to the amount paid or payable by such Indemnified Party as a result of the Losses (or actions in respect thereof) referred to in Section 2.4(a) or 2.4(b) in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the Indemnified Party on the other in connection with Violations that resulted in such Losses (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of such parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or Company Indemnified Party on the one hand or a Holder or Holder Indemnified Party on the other hand, and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The amount paid by an Indemnified Party as a result of the Losses referred to in the first sentence of this Section 2.4(d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim that is the subject of this Section 2.4. The parties hereto agree that it would not be just and equitable if contributions were determined by pro rata allocation (even if a Holder was treated as one Person for such purpose) or any other method of allocation that does not take account of the equitable considerations referred to herein. Notwithstanding any other provision of this Section 2.4(d), no Holder shall be required to contribute any amount in excess of the amount by which the net proceeds received by such Holder from the sale of the Registrable Securities pursuant to the Registration Statement exceeds the amount of Losses that such Holder has otherwise been required to pay by reason of such Violation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
(e)The agreements contained in this Section 2.4 shall survive the sale of Registrable Securities pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any Indemnified Party.
2.5Preservation of Rights. For so long as Registrable Securities are outstanding, the Company shall not (A) grant any registration rights to third parties that are more favorable than or inconsistent with the rights granted hereunder or (B) enter into any agreement, take any action, or permit any other change to occur, with respect to its securities that violates or subordinates the rights expressly granted to the Holders in this Agreement.
3.TRANSFER RESTRICTIONS.
3.1Restrictive Legend. Each Holder acknowledges and agrees that to the extent that at the time of issuance any Registrable Securities are not covered by an effective Registration Statement, any stock certificate or book-entry security entitlement evidencing any such Registrable Securities shall contain a legend in substantially the form set forth below:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY

TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.
This legend shall be removed by the Company from any certificate or book-entry security entitlement evidencing the Registrable Securities upon delivery by the holder thereof to the Company of a written request to that effect, if at the time of such written request (a) a registration statement under the Securities Act is at that time in effect with respect to the legended security or (b) the legended security can be transferred in a transaction in compliance with Rule 144, and, in the case of clause (b), upon the request and in the reasonable discretion of the Company’s transfer agent, the holder of such Registrable Securities executes and delivers a representation letter that includes customary representations regarding the holding requirements and whether such holder is an “affiliate” for purposes of Rule 144. The Company represents and warrants to the Investors that the Company is not currently a shell company (as defined in Rule 405 promulgated under the Securities Act).
3.2Rule 144 Compliance. With a view to making available to the Holders of Registrable Securities the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration until such date on which the Holders no longer hold any Registrable Securities, the Company shall:
(a)make and keep public information available (as those terms are understood and defined in Rule 144) at all times;
(b)use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time; and
(c)furnish to any Holder of Registrable Securities, promptly upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act.
4.MISCELLANEOUS.
4.1Remedies; Specific Performance. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or threatened to be injured by such breach shall be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law, it being agreed by the parties hereto that the remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any applicable loss and that any defense or objection in any action for specific performance or injunctive relief for which a remedy at law would be adequate is hereby waived.
4.2No Waivers. No failure or delay by any party hereto in exercising any right, power, or privilege hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.
4.3Further Assurances. Each party hereto shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments, and documents, as any other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
4.4Notices.
4.4.1Notices Generally. All notices and other communications provided for hereunder shall be in writing and shall be delivered by hand, sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, or telecopier. In the case of notices or other communications to the Company or the Investors, as the case may be, they shall be sent to the respective address set forth below (or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section 4.4):
If to the Company:
Wheeler Real Estate Investment Trust, Inc.
2529 Virginia Beach Boulevard
Virginia Beach, VA 23452
Attention: ***
Telephone: ***
Email: ***
With a copy (which shall not constitute notice) to:
Cadwalader, Wickersham & Taft LLP
200 Liberty Street
New York, NY 10281
Attention: Daniel P. Raglan
Telephone: ***
Email: ***
If to an Investor:
To the address set forth beneath its name on Schedule A hereto
With a copy (which shall not constitute notice) to:
Sidley Austin LLP
1999 Avenue of the Stars, 17th Floor
Los Angeles, CA 90067
Attention: Stephen Ballas
Telephone: ***
Email: ***
All notices or other communications sent in accordance with this Section 4.4, shall be deemed received on the earlier of the date of actual receipt or three (3) Business Days after the deposit thereof in the mail; provided, that (i) notices sent by overnight courier service shall be deemed to have been given when received and (ii) notices by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient).
4.4.2Electronic Communications.
(a)Each of the Company and each Investor may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided, that approval of such procedures may be limited to particular notices or communications. Notices and other communications to the Investors hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Investors.
(b)Unless an Investor otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided, that, for both clauses (i) and (ii) above, if such notice, e-mail or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.
4.5Headings. Section headings herein are included for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
4.6Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telecopier or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telecopier or electronic mail also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The words “execution,” “signed,” “signature,” and words of like import shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
4.7Governing Law; Disputes.
(a)Governing Law. This Agreement and any claims, controversy, dispute, or cause of action (whether in contract or tort or otherwise) based upon, arising out of, or relating to this Agreement and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the State of New York.
(b)Jurisdiction. Each party hereto hereby irrevocably and unconditionally agrees that it will not commence any action, litigation, or proceeding of any kind or description, whether in law or equity, whether in contract or tort or otherwise, against any other party hereto in any way relating to this Agreement or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation, or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable Law, in such federal court. Each party hereto agrees that a final judgment in any such action, litigation, or proceeding shall be conclusive and may be enforced in other jurisdictions by suit upon judgment or in any other manner provided by law.
(c)Waiver of Venue. Each party hereto irrevocably waives to the fullest extent permitted by law any objection that it may now or hereafter have to the laying of the venue of any suit, action, or proceeding arising out of or relating to this Agreement and hereby further irrevocably waives to the fullest extent permitted by law any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. A final judgment (in respect of which time for all appeals has elapsed) in any such suit, action, or proceeding shall be conclusive and may be enforced in any court to the jurisdiction of which such party is or may be subject, by suit upon judgment.
(d)Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE). EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II)

ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.7(d).
(e)Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 4.4.
4.8Successors and Assigns. This Agreement and the rights and obligations provided for herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Majority Holders. No Investor may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company.
4.9Amendments. No provision of this Agreement may be amended, waived, or modified other than by an instrument in writing signed by the Company and by the Majority Holders.
4.10Severability. Any provision of this Agreement held to be invalid, illegal, or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality, or unenforceability without affecting the validity, legality, and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
4.11Termination. This Agreement shall terminate with respect to any Investor upon such time as such Investor (and its permitted assignees or transferees) ceases to hold or beneficially own any remaining Registrable Securities, but for the avoidance of doubt shall not so terminate with respect to any other Investor (or its permitted assignees or transferees) who continues to hold or beneficially own any Registrable Securities; provided that Sections 2.3 (Registration Expenses) and 2.4 (Indemnification) and this Section 4 shall survive any termination of this Agreement.
4.12No Third-Party Beneficiaries. This Agreement is intended for the sole benefit of the parties hereto and their respective successors and permitted assigns and transferees, and this Agreement is not for the benefit of, and no provision hereof may be enforced by, any other Person; provided, however, that the parties hereto hereby acknowledge that the Persons set forth in Section 2.4 shall be express third-party beneficiaries of the obligations of the parties hereto set forth in Section 2.4.
4.13Currency. All references to “$” contained in this Agreement shall refer to United States Dollars unless otherwise stated.
4.14Amendment and Restatement of Prior Agreement. Effective and contingent upon execution and delivery of this Agreement, the Prior Agreement is hereby amended and restated in its entirety to read as set forth in this Agreement, and the Company and the Investors hereby agree to be bound by the provisions hereof.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amended and Restated Registration Rights Agreement as of the date first set forth above.
Wheeler Real Estate Investment Trust, Inc.
By:    /s/ M. Andrew Franklin
    Name: M. Andrew Franklin
    Title: Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have duly executed this Amended and Restated Registration Rights Agreement as of the date first set forth above.
INVESTORS:
MAGNETAR STRUCTURED CREDIT FUND, LP
By: Magnetar Financial LLC, its general partner
By:     /s/ Karl Wachter_________________________
Name: Karl Wachter
Title: General Counsel
MAGNETAR LONGHORN FUND LP
By: Magnetar Financial LLC, its investment manager
By:/s/ Karl Wachter___________________________
Name: Karl Wachter
Title: General Counsel
MAGNETAR LAKE CREDIT FUND LLC
By: Magnetar Financial LLC, its manager
By:    /s/ Karl Wachter________________________
Name: Karl Wachter
Title: General Counsel
PURPOSE ALTERNATIVE CREDIT FUND – F LLC
By Magnetar Financial LLC, its investment manager
By:     /s/ Karl Wachter_________________________
Name: Karl Wachter
Title: General Counsel
PURPOSE ALTERNATIVE CREDIT FUND – T LLC
By Magnetar Financial LLC, its investment manager
By:     /s/ Karl Wachter_________________________
Name: Karl Wachter
Title: General Counsel